UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2017

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
141 Front Street
Hamilton HM 19
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition

On July 26, 2017, Aspen Insurance Holdings Limited (“Aspen” or the “Company”) issued a press release announcing results for the quarter ended June 30, 2017, which is attached hereto as Exhibit 99.1. In addition, a copy of the Aspen Insurance Holdings Limited Earnings Release Supplement for the quarter ended June 30, 2017 is attached hereto as Exhibit 99.2.

Section 5 — Corporate Governance

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

As part of its regular review of Aspen’s corporate governance policies, Aspen’s Corporate Governance and Nominating Committee and Board of Directors approved certain amendments to Aspen’s Code of Business Conduct and Ethics (the “Code of Conduct”) on July 26, 2017. The amendments to the Code of Conduct are to bring it in line with Aspen’s updated internal policies.

The description of the amendments to the Code of Conduct contained in this report is qualified in its entirety by reference to the full text of the Code of Conduct attached hereto as Exhibit 14.1. The Code of Conduct, as amended, is available in the Corporate Governance section of Aspen’s website at www.aspen.co.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure

On July 26, 2017, Aspen issued a press release announcing results for the quarter ended June 30, 2017, which is attached hereto as Exhibit 99.1. A copy of the Aspen Insurance Holdings Limited Earnings Release Supplement for the quarter ended June 30, 2017 is attached hereto as Exhibit 99.2.

In addition, the information about Aspen described in the slides attached hereto as Exhibit 99.3, to be used for reference during the earnings call to be held on July 27, 2017, will be presented by the Chief Executive Officer, the Chief Financial Officer and other members of Aspen’s senior management to various investors throughout the third quarter of 2017.
Safe Harbor for Forward-Looking Statements
Some of the statements in Exhibit 99.3 include forward-looking statements which reflect Aspen’s current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to Aspen in general and the insurance and reinsurance sectors specifically. Statements that include the words “expect,” “assume,” “objective,” “intend,” “plan,” “believe,” “do not believe,” “aim,” “project,” “anticipate,” “seek,” “will,” “likely,” “estimate,” “may,” “continue,” “guidance,” “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” “on track” and similar statements of a future or forward-looking nature identify forward-looking statements in Exhibit 99.3 for purposes of the U.S. federal securities laws or otherwise. Aspen intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. See slide 2 of the attached presentation on Exhibit 99.3 for such factors as well as Aspen’s Annual Report on Form 10-K filed with the United States Securities and Exchange Commission.
Forward-looking statements speak only as of the date on which they are made or as otherwise indicated, and Aspen undertakes no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Unless otherwise specified above, the following exhibits are furnished as part of this report:

14.1 Code of Business Conduct and Ethics, as amended on July 26, 2017.
99.1 Press Release of the Registrant, dated July 26, 2017.
99.2 Earnings Release Supplement for the quarter ended June 30, 2017.
99.3 Second Quarter 2017 Slide Presentation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: July 26, 2017	By:	/s/ Scott Kirk
	Name:	Scott Kirk
	Title:	Chief Financial Officer

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